UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 26, 1998

                        PAMECO CORPORATION
      (Exact name of registrant as specified in its charter)

             GEORGIA                       51-0287654
     ---------------------------------------------------
     (State or other jurisdiction       (I.R.S. employer
          of incorporation or            identification
             organization)                     number)

                        1000 CENTER PLACE
                       NORCROSS, GA  30093
             ----------------------------------------
             (Address of principal executive offices)

                          (770)-798-0700
       ----------------------------------------------------
       (Registrant's telephone number, including area code)

                          Not applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On June 26, 1998, Pameco Corporation (the "Company") purchased the heating, ventilation, and air conditioning ("HVAC") and refrigeration operations and substantially all the related assets of Park Heating and Air Conditioning Supply Co., Inc. ("Park"), an Illinois corporation. Park operates seven business locations and a distribution center in the greater Chicago area.

     The preliminary purchase price was approximately $22.5 million but may be adjusted within 60 days of the closing date based upon a review of the book value of the acquired assets and assumed liabilities as of the closing date. In addition, Pameco has agreed to pay Park additional consideration at the end of each of the first two years following the closing if the operating income of the branches exceeds $3.6 million. This summary is qualified in its entirety by reference to the Asset Purchase Agreement, which has been filed as an exhibit to this report on Form 8-K. The transaction was funded under the Company's revolving line of credit with General Electric Capital Corporation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS

     (a)  Financial Statements of Business Acquired

          It is impractical to provide the required financial information at the time of the filing of this report. The required financial information will be filed by amendment to this Form 8-K not later than September 8, 1998.


     (b)  Pro Forma Financial Information

          It is impractical to provide the required financial information at the time of the filing of this report. The required financial information will be filed by amendment to this Form 8-K not later than September 8, 1998.


     (c)  Exhibits

          10.26  Agreement for Purchase and Sale of Assets of
                 Park Heating and Air Conditioning Supply, Co.,
                 Inc., dated June 26, 1998, among Pameco
                 Corporation, Park Heating and Air Conditioning
                 Supply Co., Inc., and GB Holdings, Inc.



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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   PAMECO CORPORATION
                                   -----------------------------------
                                   (Registrant)


                              By:  /s/ THEODORE R. KALLGREN
                                   ---------------------------------------
                                   Theodore R. Kallgren
                                   Chief Financial Officer

July 10, 1998                      (Mr. Kallgren has been duly authorized
                                      to sign on behalf of the registrant)